UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 17, 2016

Enviva Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-37363	46-4097730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7200 Wisconsin Ave, Suite 1000 Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 657-5660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                Results of Operations and Financial Condition.

On February 17, 2016, Enviva Partners, LP (the “Partnership”) issued a press release announcing its financial results for the quarter and year ended December 31, 2015. A copy of the press release is furnished with this Current Report on Form 8-K (this “Current Report”) as Exhibit 99.1. Additional information concerning the Partnership’s financial results for the quarter and year ended December 31, 2015 will be presented in a presentation during a previously announced conference call on February 18, 2016. A copy of the presentation is furnished with this Current Report as Exhibit 99.2.

The information in Item 2.02 and Item 7.01 of this Current Report and Exhibit 99.1 is being “furnished” and shall not be deemed to be “filed” by the Partnership for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 7.01.                Regulation FD Disclosure.

The information set forth under Item 2.02 is incorporated by reference as if fully set forth herein.

Item 9.01.                Financial Statements and Exhibits.

Exhibits.

Exhibit Number	Description
99.1	Enviva Partners, LP press release dated February 17, 2016.

99.2	Enviva Partners, LP presentation regarding fourth quarter and full year 2015 financial results dated February 18, 2016.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIVA PARTNERS, LP

	By:	Enviva Partners GP, LLC, its general partner

Date: February 17, 2016

	By:	/s/ William H. Schmidt, Jr.
	Name:	William H. Schmidt, Jr.
	Title:	Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Enviva Partners, LP press release dated February 17, 2016.

99.2	Enviva Partners, LP presentation regarding fourth quarter and full year 2015 financial results dated February 18, 2016.